Rolls-Royce
General Terms Agreement - Proprietary Data

General Terms
______________________________________________________________________________________________

GENERAL TERMS AGREEMENT

BETWEEN

ROLLS-ROYCE PLC

AND

ROLLS-ROYCE TOTALCARE SERVICES LIMITED

AND

HAWAIIAN AIRLINES, INC.

FOR TRENT 7000 ENGINES

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General Terms Agreement - Proprietary Data

General Terms
______________________________________________________________________________________________

TABLE OF CONTENTS
SECTION 1    GENERAL TERMS    4
1    DEFINITIONS    4
2    Scope of Agreement    13
3    Purchase Orders    13
4    DELIVERY    14
5    PRICES    15
6    Payment    15
7    TAXES AND OTHER CHARGES    16
8    Delay    17
9    EVENTS OF DEFAULT AND TERMINATION    20
10    Non disclosure    22
11    INTELLECTUAL PROPERTY RIGHTs    23
12    Grant of Warranties and Limitation of Liability    25
13    Occupier’s Liability    26
14    GENERAL    26
15    Export/Import Shipment and Government Authorisation    33
16    Conflict    33
SECTION 2    EXHIBITS    35
Exhibit A    Aircraft Delivery Schedule    36
Exhibit B    Operating Assumptions    37
Exhibit C    Warranties    40
EXHIBIT D    CUSTOMER SERVICES    54
EXHIBIT E-1    FLEET PROVISiONING SUPPORT - SPARE ENGINE PURCHASE    57
EXHIBIT E-2    FLEET PROVISIONING SUPPORT - SPARE PARTS TERMS    64
[**]
EXHIBIT G    TOTALCARE PROVISION    86
EXHIBIT H    List of Trent 7000 Manuals    134
[**]

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General Terms Agreement - Proprietary Data

General Terms
______________________________________________________________________________________________

THIS AGREEMENT is made this 17th day of DECEMBER 2014 (the “Effective Date”)
BETWEEN:

1	Rolls-Royce plc. a company incorporated in England and Wales (company number 1003142) whose registered office is at 62 Buckingham Gate, London, SW1E 6AT; and

Rolls-Royce TotalCare Services Limited a company incorporated in England and Wales whose registered office is at Moor Lane, Derby, DE24 8BJ

(together “Rolls-Royce”); and

2	Hawaiian Airlines, Inc. whose principal place of business is at 3375 Koapaka Street, Suite G350, Honolulu, Hawaii 96819, USA (“Hawaiian”)

Hawaiian or Rolls-Royce are each a “Party” or collectively the “Parties”.

WHEREAS:

A.	Hawaiian has entered into an agreement with Airframer for the purchase of new Rolls-Royce powered Firm Aircraft and the option for Option Aircraft and Purchase Right Aircraft,

B.	Hawaiian may enter into lease agreements for Leased Aircraft, and

C.	Hawaiian and Rolls-Royce wish to enter into this Agreement for the sale by Rolls-Royce, and the purchase by Hawaiian from Rolls-Royce, of Products and Services.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

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General Terms Agreement - Proprietary Data

General Terms
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SECTION 1    GENERAL TERMS

1    DEFINITIONS

The following words and phrases, when used in this Agreement (including in the recitals), shall have the meaning and definition set forth. All other words and phrases as defined in the Manuals shall also apply. Should the definitions used in this Agreement differ from the definitions contained in the Manuals, the definitions used in this Agreement shall take precedence for the purpose of this Agreement.

“Additional Aircraft” means new Airbus A330neo (or otherwise named at Airframer’s discretion) aircraft of either the -800 or -900 variant (at Hawaiian’s election) powered by Engines, which may be acquired by Hawaiian from Airframer.

"Adjustment Matrices" means the adjustment matrices set out in [**].

“Additional Services” means any services that are not Covered Services.

“Advisory” means a notification issued where an abnormality in EHM Data, as compared to a trend plot of Hawaiian EHM Data, is detected but where such abnormality does not (by reference to the algorithm provided to the EHM Service Provider by Rolls-Royce) require the issue of an EHM Alert; and “Advisories” shall be construed accordingly.

“Agreement” means the General Terms together with all Exhibits and Schedules.

“Aircraft” means the Firm Aircraft, Option Aircraft, Purchase Right Aircraft, Additional Aircraft and Leased Aircraft [**].

“Airframer” means Airbus S.A.S.

“Aircraft Manual” means the Aircraft manual published by the Airframer as applicable to Hawaiian and approved by the Airworthiness Authorities.

"Aircraft Purchase Agreement" means the agreement dated in December 2014 between Hawaiian and Airframer for the purchase of the Firm Aircraft, Option Aircraft and Purchase Right Aircraft.

“Airworthiness Authority” means the FAA, [**] and “Airworthiness Authorities” shall be construed accordingly.

“Airworthiness Directives” or “ADs” means airworthiness directives issued by the applicable Airworthiness Authority.

“Alert Service Bulletin” means those service bulletins containing advice and instructions issued by Rolls-Royce from time to time in respect of Engines for improvement of reliability and durability that must be accomplished (i) at a specific point in an Engine’s life or (ii) before any further Engine operation, and may be mandated by the Airworthiness Authority.

“Anniversary Date(s)” means, in respect of the [**] of the anniversary dates [**].

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“Annual Average Aircraft Utilization” means the sum of the flight hours flown by the Aircraft during a calendar year divided by the sum of the days that such Aircraft have been in service (including downtime such as for maintenance) during such calendar year and multiplied by 365.

"ABC Legislation" means (a) in respect to each Party, any legislation enacted in the country in which it is incorporated or carries out business, or in any other jurisdiction where the Agreement is performed, to enforce or implement either the United Nations Convention against Corruption (being the subject of General Resolution 58/4 of 31 October 2003 of the General Assembly of the United Nations) or the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions adopted on 21 November 1997; and (b) the United Kingdom Anti-Terrorism, Crime and Security Act 2001, the United Kingdom Proceeds of Crime Act 2002, the United Kingdom Bribery Act 2010 and the United States Foreign Corrupt Practices Act.
“AOG” means aircraft on ground, i.e. an aircraft is unable to continue in or be returned to revenue service until the appropriate action is taken, as defined in the ATA Common Support Data Dictionary.

“Assumptions” means the assumed conditions of operation of the Engines and Aircraft as detailed in Exhibit B.

“ATA” means the Air Transport Association of America.

“ATA Specifications” means the then current revisions of ATA specifications Numbers 100, 101, 102, 103, 200, 300, 400 and 2000 or their equivalent.

[**]

“Campaign Action” means the premature mandatory replacement of a Part that affects the entire Fleet and which makes the original Part obsolete.

“Charges” means those charges set out at [**].

“Commercial Price” means Rolls-Royce’s then current published catalog price for Parts, Tooling, Services and other products and services that are available for sale, as may be quoted or applied from time to time by Rolls-Royce.

“Component Maintenance Manual” or “CMM” means the component maintenance manual that sets out the maintenance actions which can be performed on LRUs.

“Component Management Program” or “CMP” means the component management program that sets out the maintenance program requirements for LRUs.

“Covered Services” means those services as set out in [**] that are subject to Charges as specified in [**].

“[**]

“DEG5326” means the General Terms Agreement for the Trent XWB engines between Rolls-Royce and Hawaiian dated 27 October 2007 with reference DEG5326 and as amended.

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“DEG5327” means the General Terms Agreement for the Trent 700 engines between Rolls-Royce and Hawaiian dated 27 October 2007 with reference DEG5327 and as amended.

“Designated Location(s)” means Hawaiian Airlines Stores, [**].

“Designated Part” means any Part listed in Schedule 1 of Exhibit C.

“Documentation” means all airworthiness documentation for Products as required by the applicable Airworthiness Authority [**].

[**]

“EIS” means entry into service.

“EHM Alert” means a notification issued where an abnormality in EHM Data, when compared to the Hawaiian trend plot, is judged (by reference to the algorithm provided by Rolls-Royce) to pose a risk of operational disruption.

“EHM Data” shall be as defined in Clause [**] of Exhibit G.

“EHM Service Provider” means Rolls-Royce Controls and Data Systems, a wholly owned subsidiary of Rolls-Royce, elected by Rolls-Royce to provide the EHM Services detailed in [**].

“ELLPRA” means an engine life limited parts restoration agreement between Rolls-Royce and a lessor [**].

“EMP” means Hawaiian’s Engine Management Program as mutually agreed between the Parties (which, among other things, specifies the Engine configuration, Hawaiian specific instructions for the incorporation of Airworthiness Directives, Alert Service Bulletins and other Recommended Service Bulletins and the shop management requirements for the Repair of Hawaiian’s Engines) and included in the Aircraft maintenance plan that is approved by the FAA and as may be amended from time to time and approved by the FAA.

“Engine(s)” means the [**] Rolls-Royce Trent 7000 (or otherwise named at Rolls-Royce’s discretion) turbofan engines, as described in the Specification, acquired by Hawaiian in support of the Aircraft and delivered either to Hawaiian installed on Aircraft or as spare Engines pursuant to Exhibit E-1 including, without limitation, any spare Engine that becomes subject to a sale and lease-back arrangement between Hawaiian and a lessor.

“Engine Manuals” means the Engine series manuals as defined by Rolls-Royce from time to time. The list of manuals current as of the date of signature of this Agreement, is contained in Exhibit H.

“Evaluation Meeting” means a meeting to be scheduled each calendar year during the Period of Cover to discuss, amongst other things, the Parties conformance with their obligations under Exhibit G, and other issues regarding the administration of this Agreement [**].

“Exceedence” means a notification issued by the on-board aircraft system that a parameter has exceeded a flight deck limit as specified in the Aircraft Manual.

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“Excusable Delay” means a delay due to causes beyond the reasonable control of Rolls-Royce [**].

“Exhibit(s)” means those exhibits from time to time attached to the General Terms and comprising Section 2 of this Agreement.

“EXW” means Ex Works as defined in Incoterms 2010. For the avoidance of doubt in the context of EXW, Seller shall mean Rolls-Royce and Buyer shall mean Hawaiian.

“FAA” means the United States Federal Aviation Administration or any successor thereto.

[**]

“FCA” means Free Carrier as defined in Incoterms 2010. For the avoidance of doubt in the context of FCA, Seller shall mean Hawaiian and Buyer shall mean Rolls-Royce.

“Firm Aircraft” means the 6 (six) firmly ordered Airbus A330neo aircraft (or otherwise named at Airframer’s discretion) of either the -800 or -900 variant (at Hawaiian’s election) powered by Engines, which Hawaiian has entered into the Aircraft Purchase Agreement for delivery in accordance with the schedule set out in Exhibit A of this Agreement as may be amended from time to time by the parties.

“Fleet” means the world-wide fleet of Rolls-Royce Trent 7000 (or otherwise named at Rolls-Royce’s discretion) engines of the type in Hawaiian’s operation from time to time.

“Flight Cycle” means the operation of an Engine from the time an Aircraft leaves the ground until it touches the ground at the end of a flight. [**]

“Flight Hour” means each airborne hour in operation of each Engine computed from the time an Aircraft leaves the ground until it touches the ground at the end of a flight. [**].

“Fly Forward Assumptions” means the assumed parameters of operation relating to the future operation of the Engine as selected by the Hawaiian.

“General Terms” means those terms and conditions set out in Section 1 of this Agreement.

“Guarantees” means the guarantees set out in Exhibit F.

“Holdings” means Hawaiian Holdings, Inc. a Delaware corporation.

“Information” means (a) all software and electronic communications disclosed by one Party to another, and (b) all other information including, but not limited to, information contained in Engine Manuals, all oral, written information, know how, data, reports, drawings and specifications that are marked or otherwise clearly identified as proprietary or confidential except that all software and electronic communications shall be considered as such.

[**]

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“Lease Agreement” means an agreement that, unless otherwise agreed, shall be in the form of the [**] pursuant to which a Lease Engine is made available to Hawaiian. The term “Lease” shall be construed accordingly.

“Lease Engine” means an engine which is not owned by Hawaiian and which is made available by Rolls-Royce or Rolls-Royce Leasing Limited for the use of Hawaiian.

“Leased Aircraft” means any new A330neo (or otherwise named at Airframer’s discretion) aircraft of either the -800 or -900 variant (at Hawaiian’s election) powered by the Engines and leased to Hawaiian.

“Leased Asset” means any Engine delivered on a Leased Aircraft, or any Engine that becomes subject to a sale and lease-back arrangement between Hawaiian Airlines and a lessor.

“Lessor” means any lessor of a Leased Aircraft

“Life Limited Parts” or “LLP” means any Part listed in Schedule 2 of Exhibit C.

“Line Maintenance” means any work required to be carried out on an Engine in accordance with the Aircraft Manuals, which may be accomplished either on-wing or off-wing, but without necessitating the return of such Engine to an Overhaul Base. [**].

“Line Replaceable Part” or “LRP” means any Engine part that can be purchased from Rolls-Royce or a source approved by Rolls-Royce and which is replaceable during Line Maintenance, [**].

“Line Replaceable Unit” or “LRU” means those parts listed in [**].

“Line Station” shall mean any airport within Hawaiian’s current or future network of operations.

“Logistics Provider” means the logistics provider selected by Rolls-Royce to collect and re-deliver LRUs on behalf of Rolls-Royce from Designated Location(s).

“LIBOR” means the [**] London Interbank Offered Rate published daily by the British Bankers Association.

“Main Base” shall mean Hawaiian’s main base at Honolulu, HI.

“Manuals” means together the Engine Manuals and the Aircraft Manuals.

“Minimum Spare Engine Level” shall be as defined in [**]

"Minimum Term" means the period [**] from the delivery of each Aircraft.

"Minimum Utilization" means an Annual Average Aircraft Utilization per Charge Period [**].

[**]

“Non-Qualified Event” is defined in the definition of a Qualified Event.

[**]

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“Operating Report” means an operating report in form and substance substantially similar to Schedule 4 to Exhibit G.

"Operations Room Report" or "ORR" means the document detailing the EHM Data, and other EHM Data requirements including format, medium and frequency, as may be changed by Rolls-Royce from time to time.

[**]

“Option Aircraft” means the 4 (four) option Airbus A330neo (or otherwise named at Airframer’s discretion) aircraft of either the -800 or -900 variant (at Hawaiian’s election) powered by Engines, which may be purchased from Airframer by Hawaiian pursuant to the Aircraft Purchase Agreement for delivery in accordance with the schedule set out in Exhibit A of this Agreement as may be amended from time to time.

“Optional Service Bulletins” means those service bulletins containing advice and instructions issued by Rolls-Royce from time to time in respect of Engines that are subject to Hawaiian’s election.

"Original Aircraft Delivery Schedule" means the delivery schedule for the Aircraft as set out in Exhibit A agreed on original execution of this Agreement.

“Overhaul Base” means a Repair station as may be specified by Rolls-Royce to Hawaiian [**].

[**]

“Period of Cover” means the period of time [**].

[**]

“Products” means Engines and Parts.

“Purchase Right Aircraft” means the 2 (two) purchase right Airbus A330neo (or otherwise named at Airframer’s discretion) aircraft of either the -800 or -900 variant (at Hawaiian’s election) powered by Engines, which may be purchased from Airframer by Hawaiian pursuant to the Aircraft Purchase Agreement for delivery in accordance with the schedule set out in Exhibit A of this Agreement as may be amended from time to time.

“Qualified AOG” means where Hawaiian is unable to operate a scheduled revenue, charter or positioning flight [**]

“Qualified Equipment” means any Engine and Part thereof [**].

“Qualified Event” means the removal or replacement of an item of Qualified Equipment:

[**]

where in order to return such item to a serviceable condition:

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[**]

“Recommended Service Bulletins” means those service bulletins containing advice and instructions issued by Rolls-Royce from time to time in respect of Engines for improvement of reliability and durability that must be accomplished by Rolls-Royce at the next shop visit [**].

“Refurbishment Shop Visit” means [**] as further defined in the EMP.

“Repair” means the refurbishment at an Overhaul Base or Repair Vendor (including the provision of Parts) necessary to return Engines or Parts to a serviceable condition in accordance with the applicable Manuals and the EMP.

“Repair Vendor” means with respect to a particular Product, either Rolls-Royce or a third party designated by Rolls-Royce as the repair vendor for such Product.

“Required Stock Level” shall have the meaning given in [**].

[**]

“Rolls-Royce Leasing Limited” a company incorporated in England and Wales whose registered office is at Moor Lane, Derby, DE24 8BJ, England.

“SATU” means the Rolls-Royce Seletar Assembly and Test Unit at 6 Seletar Aerospace Rise, Singapore 797575.

“Services” means the services to be provided pursuant to Exhibits D and G.

“Service Bulletins” means an Alert Service Bulletin, Recommended Service Bulletin and/or an Optional Service Bulletin.

“Specification” means the Rolls-Royce specification for Engines as set out in Exhibit I.

“Term of Guarantee” means, in respect of each Guarantee, [**].

“Time Limits Manual” means the Engine Manual which provides the mandatory life limits of the LLPs for the Engine.

“Tooling” means tools, jigs, fixtures, transportation equipment and other products which are required for the installation, maintenance and/or storage of an Engine and not for installation in the Engine.

“TotalCare®” means the trade mark applied to describe the Rolls-Royce collection of aftermarket services available to support an airline’s ongoing operation of Rolls-Royce engines and specifically in the case of Hawaiian’s operation of Engines and Aircraft is as detailed in Exhibit G to this Agreement. For the purposes of this Agreement “TotalCare” and “TotalCare®” shall have identical meanings.

[**]

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“Vendor” means an entity approved by Rolls-Royce for the manufacture of Parts or Tooling, as identified in the Manuals or as may be notified by Rolls-Royce from time to time, from whom Hawaiian may purchase Parts or Tooling direct.

“Warranties” shall mean the warranties as set out in Exhibit C.

[**]

“Warranty Labor Rate” means Rolls-Royce’s dollar per man hour allowance which is applied by Rolls-Royce from time to time when Hawaiian is due reimbursement for work undertaken in accordance with the Warranties. [**].

“Working Days” means any day on which the banks in Hawaii, London and New York are open for business.

The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement, and not a particular Clause hereof. The definition of a singular in this Clause 1 shall apply to plurals of the same words.
Unless otherwise provided, references in this Agreement to an exhibit, schedule, article, section, subsection or clause refer to the appropriate exhibit or schedule to, or article, section, subsection or clause in this Agreement.

2    Scope of Agreement

2.1
Rolls-Royce agrees to sell to Hawaiian and Hawaiian agrees to purchase Products and Services from Rolls-Royce in accordance with the terms and conditions contained in this Agreement. The general terms and conditions on or attached to, or otherwise forming part of any purchase order, quotation, acknowledgment, invoice or other document issued by either Party shall be of no force or effect except as expressly provided hereunder.

2.2	The Exhibits to this Agreement set forth the terms and conditions that apply to specific Products and Services, in addition to the General Terms.

2.3	The General Terms and the Exhibits together constitute the terms and conditions of this Agreement.

3    Purchase Orders

3.1	Rolls-Royce agrees to sell and deliver to Hawaiian and Hawaiian agrees to buy and take delivery of:

(i)	the two firm spare Engines as set out in Schedule 1 to Exhibit E-1 of this Agreement; and

(ii)	any option spare Engines that are confirmed by Hawaiian [**]

Within 5 (five) Working Days of signature of this Agreement by the Parties or confirming any option spare Engine, Hawaiian shall place a purchase order with Rolls-Royce for such spare Engines.

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3.2
Subject to Clause 3.1 above, Products and Services purchased under the terms of this Agreement shall be ordered by means of purchase orders issued by Hawaiian in an agreed format consistent with the requirements of ATA Specifications. In the case of the purchase of Services under TotalCare (with the exception of purchase orders for Additional Services as outlined in Clause 1.2 of Exhibit G Schedule 1(1)), signature of this Agreement shall constitute Hawaiian’s purchase order for the Services and Rolls-Royce TotalCare Services Limited’s acknowledgement of its acceptance of that order.

3.3	The terms and conditions in this Agreement apply to all purchase orders to the extent applicable to the Product or Service requested. [**]

3.4	Subject to Clauses 3.1 and 3.2 above, Rolls-Royce shall provide written or electronic acknowledgment of its acceptance of purchase orders. [**]

3.5	Hawaiian hereby confirms to Rolls-Royce that it has entered into an Aircraft Purchase Agreement.

4    DELIVERY

4.1	Rolls-Royce shall deliver new spare Engines [**] (Incoterms 2010), [**].

4.2	Rolls-Royce shall deliver initial provisioning of Parts [**] (Incoterms 2010), [**].

4.3	Shipping documents, invoices, packaging and marking of packaging for Products and Services shall be in accordance with ATA Specifications.

5    PRICES

Unless otherwise specified in this Agreement, the price for Products and Services shall be the applicable Commercial Price.

6    Payment

6.1
Except as expressly stated in this Agreement, immediately following, or concurrent with the supply of Products and Services, Rolls-Royce shall submit an invoice to Hawaiian stating amounts due. Unless otherwise specified in this Agreement, [**].

6.2	Without prejudice to Rolls-Royce’s other rights and remedies, Rolls-Royce shall be entitled to recover a late payment amount calculated at a rate [**]:

[**]

which shall be applied to amounts not paid when due.

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6.3
Unless otherwise stated and except as provided in Clause 6.4 below, all payments by Hawaiian under this Agreement shall be made without any abatement, withholding, deduction, counterclaim or set off, by wire transfer to Rolls-Royce’s account as follows:

[**]

or such other account as may be notified from time to time. Confirmation of Hawaiian’s payment shall be transmitted to Rolls-Royce at the following address by facsimile or email the day payment is made:

[**]

For the purpose of this Clause 6.3, payment shall only be deemed to have been made when cleared or good value funds are received in the applicable numbered Rolls-Royce bank account.

6.4
Rolls-Royce shall periodically issue a statement of account to Hawaiian detailing any Rolls-Royce issued credit notes available to Hawaiian that may be offset against pending invoices. If Hawaiian wishes to use any Rolls-Royce issued credit note to pay or partially pay amounts owing to Rolls-Royce, Hawaiian shall at the time of payment, notify Rolls-Royce which credit note it wishes to use and state the invoice number against which such credit note should be applied.

7    TAXES AND OTHER CHARGES

For the purpose of this Clause 7, the following terms shall have the following meanings:

“Agent” means the nominated agent of Hawaiian.

“Declarant” means the person making the customs declaration of import or export.

“Direct Representation” means the agent is acting in the name of and on behalf of another person, as detailed in European Union Customs.

“Single Administrative Document” means the document lodged with a European Union customs authority declaring an import into or an export from the territory of the European Union.

7.1	[**]

7.2	[**]

7.3
Hawaiian shall pay and bear all other taxes, assessments, duties, levies or charges, including any associated interest and penalties, not assumed by Rolls-Royce under Clause 7.2, except for any taxes payable in any jurisdiction by Rolls-Royce on its net income, profits or gains.

7.4	[**]

7.5	Both Parties agree to co-operate to eliminate or reduce any applicable taxes, duties, interests, penalties or similar charges which may be payable by either Party, including, where applicable,

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providing or issuing the necessary documentation to support or secure exemptions or recoveries. [**]

7.6	[**]

8    Delay

8.1
If Rolls-Royce is hindered or prevented from delivering Products within the agreed delivery schedule (as such time may be extended pursuant to the other provisions of this Agreement) due to Excusable Delay, then the provisions of Clauses 8.2.and 8.3 below shall apply.

8.2	Upon the occurrence of an Excusable Delay:

8.2.1	Rolls-Royce shall notify Hawaiian of such Excusable Delay [**];

8.2.2	Rolls-Royce shall make [**] reduce [**] any delay;

8.2.3	except as provided in Clauses 8.2.4, 8.3 or 8.4 below, the time for delivery shall be extended [**];

8.2.4	with respect to an Excusable Delay affecting any Products, Rolls-Royce shall notify Hawaiian of the revised delivery schedule of the applicable Products;

8.2.5	[**] after the removal of the cause of such Excusable Delay Rolls-Royce shall resume performance of its obligations under this Agreement; and

8.2.6	Rolls-Royce and Hawaiian agree that:

[**]

8.3	If the delivery of any Product is delayed as a result of one or more Excusable Delays for a period of more than [**].

8.4	[**]

8.5	[**]

8.6	[**] delivery of any Product beyond the agreed delivery or performance schedule for any reason which is not an Excusable Delay, then:

8.6.1	Rolls-Royce shall notify Hawaiian of such cause or event [**] after becoming aware of the same; and

8.6.2	Rolls-Royce shall [**] reduce the effect of any delay.

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8.7	If Rolls-Royce delays delivery of any Product beyond the agreed delivery schedule for any reason that is not an Excusable Delay, then:

[**]

8.8	[**]

8.9
[**] then Rolls-Royce shall be entitled to reschedule delivery of the affected Product, including any spare Engines provided that with respect to the spare Engines, the deadline for Hawaiian acquiring such Engines in compliance with Exhibit E-1[**].

8.10	[**].

9    EVENTS OF DEFAULT AND TERMINATION

9.1
Either Party shall, without prejudice to any other rights and remedies, have the right, exercisable on giving written notice to the other, to terminate this Agreement if such other Party ceases doing business as a going concern or commences or has commenced against it any dissolution or liquidation proceeding, attempts or suffers a rearrangement or adjustment of any substantial portion of its debts, is insolvent, has a trustee, receiver, custodian or conservator appointed for it or, for all or substantially all of its assets, makes an assignment for the benefit of creditors, is generally not paying or admits in writing its inability to pay its debts as they become due or commences or has commenced against it, or suffers, approves, acquiesces in or consents to any bankruptcy proceeding seeking relief by way of reorganisation, arrangement, adjustment, winding-up or composition under any present or future statute, law or regulation or shall take, or publicly announce its intention to take, corporate action in furtherance of any of the foregoing.

9.2
Termination under Clause 9.1 shall be effected by the Party entitled to terminate issuing notice of termination in writing to the other Party and such notice shall be effective 24 (twenty-four) hours after it is issued.

9.3
If Rolls-Royce terminates this Agreement in accordance with the provisions of Clause 9.1, Hawaiian shall promptly pay Rolls-Royce any amounts then due or owed for Products ordered and delivered at the time of termination and Rolls-Royce shall also be entitled to retain any other amounts previously paid [**].

9.4
[**] and such breach continues for a period [**] following written notification [**] of such breach, provided, however, that if the breach cannot by its nature be cured within the [**] period or cannot after diligent attempts by the breaching party be cured within such [**] period, and such breach is capable of cure within a reasonable time, then the breaching party shall have an additional reasonable period [**] Rolls-Royce may exercise any one or more of the following rights:

9.4.1	[**] perform any further Servicesuntil such breach is cured or Rolls-Royce has elected to terminate this Agreement in accordance with Clause 9.4;

9.4.2	[**];

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9.4.3	treat all invoiced amounts as immediately due and payable;

9.4.4	[**];

9.4.5
If any monies due to Rolls-Royce under this Agreement remain due and unpaid for more than [**] and Rolls-Royce has exercised any of its rights under Clause 9.4.4, Rolls-Royce may make [**] and, to the extent permitted by applicable law, at any time after such period of [**] and [**];

9.4.6	retake possession of any Products owned by Rolls-Royce or in which Rolls-Royce retains an interest and held by Hawaiian; and

9.4.7	[**].

9.5	[**]

9.6	[**].

9.7	[**].

10    Non disclosure

10.1
Subject to Clauses 10.4 and 14.12 below, each Party (which for this purpose shall include such Party’s employees, legal counsel and consultants engaged in connection with this Agreement) agrees [**] to hold in confidence any Information (including this Agreement and any of its terms) that it acquires directly or indirectly from the other Party or any of such Party’s affiliates and agrees:

10.1.1	to protect the Information with at least the same degree of care as it uses to protect its own Information;

10.1.2	not to use the Information otherwise than for the purposes of this Agreement;

10.1.3	not to disclose the Information at any time or the Information to any third person without the written approval of the other Party;

10.1.4	not to copy or to reduce the Information to writing or store whether in a machine readable form or otherwise except as may be reasonably required for the purposes of this Agreement; and

10.1.5	not to remove; alter or deface any proprietary or confidential designation denoted on the Information.

10.2
The provisions of Clause 10.1 above shall not apply to Information which is or becomes generally known in the aero engine industry, known by the receiving Party at time of receipt, received from a third party who is without an obligation of nondisclosure, or required to be produced by a legitimate legal authority, nor shall the provisions of Clause 10.1 above prevent any necessary disclosure of

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[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Information to enable Hawaiian itself to use, operate, maintain or service Products and Services. In the case of a legally-compelled disclosure, the Party compelled to disclose shall promptly advise the other Party.

10.3	Each Party shall be responsible for the observance of the provisions of Clause 10.1 above by its employees or any other third parties to whom Information is disclosed in accordance with this Clause.

10.4
This Clause 10 shall not be construed as granting expressly or impliedly any rights in respect of any patent, copyright or other industrial property right in force and belonging to the disclosing Party except to the extent necessary for the purposes of this Agreement.

10.5	This Clause 10 shall be deemed a material obligation for the purpose of this Agreement.

10.6
Without prejudice to any other rights of the disclosing Party the Parties agree that damages may not be an adequate remedy for any use or disclosure of Information by the recipient Party in breach of this Agreement and that any Party may seek an injunction, specific performance or other equitable relief for any actual or threatened breach of this Agreement in any court of competent jurisdiction.

10.7
Notwithstanding Clause 10.1 above, both Parties shall be entitled to disclose this Agreement and financial information concerning business between Rolls-Royce and Hawaiian to appointed auditors, legal advisors, insurers and accountants [**]. [**].

11    INTELLECTUAL PROPERTY RIGHTs

11.1
The sole liabilities of Rolls-Royce in respect of any claims for infringement of intellectual property rights are set forth in Clauses 11.1, 11.2, and 11.3 hereof. Rolls-Royce shall defend and indemnify Hawaiian, as well as its officers, directors, agents, employees, and independent contractors, from and against any and all claims, demands, actions, causes of action, lawsuits, damages, costs and expenses, including reasonable attorney’s fees, expert’s fees, and other legal costs resulting from any infringement or claim of infringement of any intellectual property right, [**].

11.2
Hawaiian will give immediate notice in writing to Rolls-Royce of any claim under Clause 11.1, whereupon Rolls-Royce shall elect to either assume, defend, settle, or otherwise dispose of such claim, at the expense [**].

11.3	If any Product or Service is subject to any claim under Clause 11.1, Rolls-Royce [**] shall at its expense either substitute [**], or modify the Product or Service [**].

11.4    The indemnity contained in Clause 11.1 shall not apply to claims in respect of:

11.4.1	A Product or Service designed to meet a unique specification of Hawaiian; or

11.4.2
a Product or Service not designed by Rolls-Royce (but Rolls-Royce shall in the event of any claim assign to Hawaiian, so far as it has the right to do so, the benefits of any indemnity given to Rolls-Royce by the designer, manufacturer or supplier of such Products and Services) [**]; or

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11.4.3	a product or service derived by Hawaiian by combining a Product and Service with something not provided by Rolls-Royce [**].

11.5	[**].

Hawaiian shall inform any such party to whom it may intend to sell or lease, or who may operate, the Aircraft that such party may obtain from Rolls-Royce a direct intellectual property indemnification agreement and such party’s inability to claim directly against Rolls-Royce in respect of intellectual property indemnification under this Clause 11.5, unless it enters into a indemnification agreement with Rolls-Royce.

Notwithstanding the foregoing, to the extent that any spare Engine has become subject to a sale and lease-back arrangement between Hawaiian and a lessor, then Hawaiian shall continue to enjoy the indemnities and other benefits of this Clause 11 with respect to such Engine.

12	Grant of Warranties and Limitation of Liability

12.1
Rolls-Royce grants to Hawaiian the Warranties and Guarantees. These Warranties and Guarantees are personal to Hawaiian and the obligations of Rolls-Royce under the Warranties and Guarantees shall only apply insofar as Hawaiian or a Permitted Assignee has possession of and operates the Products and receives the Services. The Parties also agree that the Warranties (excluding the Guarantees) shall apply to any equipment which falls into the categories of the Warranties and which is manufactured, supplied or inspected by Rolls-Royce howsoever and whenever acquired by Hawaiian from whatever source.

On receiving notice from Hawaiian that a party other than Hawaiian will own, operate or lease the Aircraft and Engines installed on such Aircraft, Rolls-Royce shall, upon request from such new owner, lessee, or operator, enter into a direct warranty agreement with such new owner, lessee, or operator. The terms of such direct warranty agreement will mirror the terms of this agreement.

Hawaiian shall inform any such party to whom it may intend to sell or lease, or who may operate, the Aircraft that such party may obtain from Rolls-Royce a direct warranty agreement and such party’s inability to claim directly against Rolls-Royce in respect of the Warranties under this Clause 12.1, unless it enters into a direct warranty agreement with Rolls-Royce.

Notwithstanding the foregoing, to the extent that any spare Engine has become subject to a sale and lease-back arrangement between Hawaiian and a lessor, then Hawaiian shall continue to enjoy the Warranties, Guarantees and other benefits of this Clause 12 with respect to such Engine while it is being operated in Hawaiian’s fleet.

12.2	Limitation of Remedies

[**]

12.3	Limitation of Liability

[**]

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12.3.2	In no event shall the liability of Rolls-Royce or Rolls-Royce’s suppliers arising under this Agreement [**].

12.4	[**]

13    Occupier’s Liability

If any employee of either Party enters upon the property occupied by or under the control of the other Party in the performance of this Agreement, the Party occupying or controlling such premises assumes responsibility for and agrees to pay for any loss, cost, damage to property, or for personal injury or death of the person entering such premises arising out of, as a result of, or in connection with the actions or omissions of the Party occupying or controlling such premises. Each Party also agrees that it shall maintain public liability and property damage insurance in reasonable limits consistent with industry standards covering the obligations set forth above and shall maintain proper occupier’s liability insurance (or other comparable insurance).

14    GENERAL

14.1	Effective Date and Expiration

This Agreement shall commence upon the date of signature and remain in full force and effect until the end of the Period of Cover unless terminated in accordance with Clauses 8 or 9.

14.2	Survival

The provisions of Clauses 1 (Definitions), 7 (Tax), 10 (Non Disclosure), Clause 11 (Intellectual Property Rights), 12 (Grant of Warranties and Limitation of Liability), 13 (Occupier’s Liability), 14.2 (Survival), 14.3 (Notices), 14.6 (Headings), 14.7 (Waiver), 14.8 (Severability), 14.9 (Law and Jurisdiction), 14.10 (Sole Agreement), 14.11 (Third Party Rights), 14.12 (Relationship of Parties) and Exhibit C (Warranties) of this Agreement shall survive and continue to have effect should this Agreement expire or be terminated for any reason or after this Agreement becomes impossible of performance or is otherwise frustrated.

14.3	Notices

Any notice required to be given by either Party to the other under or in connection with this Agreement shall be in writing and delivered personally, by certified mail or by facsimile. The date on which any such notice or request is so personally delivered, or if such notice or request is given by certified mail or facsimile[**]

Notices to Hawaiian shall be directed to:

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Hawaiian Airlines Inc.
Attn:     Executive Vice President and Chief Financial Officer
    Executive Vice President and General Counsel
3375 Koapaka Street, Suite G350,
Honolulu,
Hawaii 96819, USA
Fax #: [**]

Notices to Rolls-Royce shall be directed to:

Rolls-Royce plc
[**]

or in each case to such other place of business as may be notified from time to time by the receiving Party.

14.4	Assignment

Except as otherwise provided herein, neither Party may assign any of its rights or obligations hereunder without the written consent of the other Party (except that Rolls-Royce may assign its rights to receive money hereunder). Any assignment made in violation of this Clause 14.4 shall be null and void.

[**]

14.5	Amendment

This Agreement may only be amended by agreement in writing, executed by the Parties, on or after the date of this Agreement, and which expressly amends this Agreement, and in no event shall it be amended or terminated orally. Unless expressly agreed no amendment shall constitute a general waiver of any provisions of the Agreement nor shall it affect any rights, obligations or liabilities arising under or pursuant to this Agreement which have already accrued up to the date of the amendment and the rights and obligations of the Parties arising under or pursuant to the Agreement shall remain at full force and effect, except only to the extent that they are so amended.

14.6	Headings

Clause headings and the index are for convenience only and do not form a part of the Agreement and shall not govern or affect the interpretation of the Agreement.

14.7	Waiver

No failure by either Party to enforce any provision of this Agreement shall constitute an ongoing waiver of that or any other provision hereof.

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14.8	Severability

Each of the provisions of the Agreement is severable. If any such provision is held to be or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction:

14.8.1
so far as it is illegal, invalid or unenforceable, it shall be given no effect and shall be deemed not to be included in the Agreement, it shall not affect or impair the legality, validity or enforceability in that jurisdiction of the other provisions of the Agreement, or of that or any provisions of this Agreement in any other jurisdiction; and

14.8.2
the Parties shall use all reasonable efforts to replace it with the valid and enforceable substitute provisions satisfactory to any Government or other relevant regulatory authority but differing from the replaced provision as little as possible and the effect of which is as close to the intended effect of the illegal, invalid or unenforceable provision.

14.9	Law and Jurisdiction

14.9.1	Clause headings and the index are for convenience only and do not form a part of this Agreement nor govern or affect the interpretation of the Agreement.

14.9.2
The official text of this Agreement is the English language. If this Agreement is translated into another language for the convenience of Hawaiian or its personnel, the English text shall govern any question with respect to interpretation.

14.9.3
This Agreement shall be subject to and interpreted and construed in accordance with the laws of the State of New York excluding its conflict of law rules and excluding the United Nations Convention for the International Sale of Goods (CISG, 1980, “Vienna Convention”).

14.9.4
WHERE SUBMISSION TO A COURT OF A CLAIM OR OTHER ENFORCEMENT ACTION IS PERMITTED UNDER THIS aGREEMENT, Each Party irrevocably consents to the EXCLUSIVE jurisdiction of the United States District Court for the Southern District of New York and the supreme court of the state of New York located in New York county, New York, in any suit, action or proceeding brought by either Party under this agreement and any matter related thereto.

[**]

14.9.8	[**].

14.9.9
Arbitration provided for herein does not limit the right of any Party at any time prior to the constitution of the Arbitral Tribunal to seek interim measures of protection in the United States Federal or New York State courts seated in New York State, USA. The Parties agree that only the United States Federal or New York State Courts seated in New York State, USA are the appropriate forum for such interim measures of protection. Such preservation of rights shall not be construed as a waiver or limitation of the Parties’ consent to arbitration as provided for herein.

14.9.10	[**].

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14.9.11	[**].

14.10	Sole Agreement

14.10.1
This Agreement contains the only provisions governing the sale and purchase of Products and Services and such provisions shall apply to the exclusion of any other provisions on or attached to or otherwise forming part of any purchase order of Hawaiian or any acknowledgement or acceptance by Rolls-Royce or of any other document which may be issued by either Party relating to the sale and purchase of Products and Services.

14.10.2
Each Party agrees that it has not placed any reliance whatsoever on any representations, agreements, statements or understandings made prior to the signature of this Agreement, whether orally or in writing, relating to the Products or Services other than those expressly incorporated in this Agreement which has been negotiated on the basis that its provisions represent the Parties’ entire agreement relating to the Products or Services and shall supersede all such representations, agreements, statements and understandings. Each Party further agrees that it shall not place any reliance on any and all future representations whatsoever in respect of the performance of this Agreement unless such representations are expressly agreed by the Parties in writing to form a part of this Agreement. For the avoidance of doubt, it is not the intention of this Clause to exclude the liability of either Party for fraudulent misrepresentations.

14.11	Relationship of Parties

The relationship between Hawaiian and Rolls-Royce shall be that of independent contractors and not that of principal and agent or that of partners. Neither Hawaiian nor Rolls-Royce shall represent itself as agent or partner of the other Party nor do any act or thing which might result in other persons believing that they have authority to contract or in any other way to enter into commitments on behalf of, or in the name of the other Party. Each of Hawaiian and Rolls-Royce shall be fully and solely responsible for all obligations undertaken by such Party under this Agreement in relation to the Products and Services to be supplied.

The Parties acknowledge and agree that Rolls-Royce plc is jointly and severally liable for the obligations of Rolls-Royce Total Care Services Limited [**].

14.12	Publicity

Except as required by law or by any stock exchange or governmental or other regulatory or supervisory body or authority of competent jurisdiction to whose rules the Party making the announcement or disclosure is subject, including disclosures by Holdings in its publicly filed disclosure pursuant to mandatory provisions of the United States federal or state securities laws and regulations promulgated thereunder or pursuant to a mandatory process or discovery requirements, whether or not having the force of law, no announcement or disclosure in connection with the existence, contents or subject matter of this Agreement shall be made or issued by or on behalf of the either Party (which for this purpose shall include their employees and legal counsel) without the prior written consent of the other, such approval not to be unreasonably withheld or delayed.

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14.13	Counterparts

This Agreement may be executed in several counterparts and any single counterpart or set of counterparts, signed in either case by all the Parties, shall be deemed to be an original and all taken together shall constitute one and the same instrument.

14.14	Certain Representations of the Parties

14.14.1	Hawaiian’s Representations.

Hawaiian represents and warrants to Rolls-Royce as follows:

(a)
Hawaiian is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement;

(b)
neither the execution and delivery by Hawaiian of this Agreement, nor the consummation of any of the transactions by Hawaiian contemplated hereby, nor the performance by Hawaiian of the obligations hereunder, constitutes a breach of any agreement to which Hawaiian is a party or by which its assets are bound; and

(c)
this Agreement has been duly authorized, executed and delivered by Hawaiian and constitutes the legal, valid and binding obligation of Hawaiian enforceable against Hawaiian in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally and (b) equitable principles whether applied in an action at law or a proceeding in equity.

14.14.2	Rolls-Royce’s Representations.

Rolls Royce represents and warrant to Hawaiian as follows:

(a)	Rolls-Royce is organized and existing in good standing under the laws of England and Wales and has the corporate power and authority to enter into and perform its obligations under this Agreement;

(b)
neither the execution and delivery by Rolls-Royce of this Agreement, nor the consummation of any of the transactions by Rolls-Royce contemplated hereby, nor the performance by Rolls-Royce of the obligations hereunder, constitutes a breach of any agreement to which Rolls-Royce is a party or by which its assets are bound;

(c)
this Agreement has been duly authorized, executed and delivered by Rolls-Royce and constitutes the legal, valid and binding obligation of Rolls-Royce enforceable against Rolls-Royce in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally and (b) equitable principles whether applied in an action at law or a proceeding in equity; and

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(d)
it is unaware of any claim of patent, trade secret, or copyright infringement that has been asserted in connection with any of the Products or Services, or any part or software installed therein, nor any reason to suspect that any such claim might be asserted, which, if resulting in an injunction, could reasonably be expected to materially interfere with Hawaiian’s use of the Products, or Services or associated parts, or software.

14.15	Anti-Corruption/Anti-Bribery
Each Party represents and warrants to the other that it has not, in respect of its entry into this Agreement:

(a)	authorised, offered, promised, paid or otherwise given anything of value or any financial or other advantage to or for the use or benefit of:

(i)	any Government official; or

(ii)	any director, officer, employee, agent or representative of any commercial organisation or private individual; or

(iii)
any other person, entity or third party intermediary while knowing or having reason to know that all or any portion of such payment, thing of value or advantage would be offered, promised, paid or given to any of the persons described in sub-paragraphs (i) to (ii) above, for the purpose of improperly influencing any act, inaction or decision by such person in order to obtain or retain business, direct business to any person or secure any other advantage; or

(b)	engaged in any other conduct which would constitute an offence under the ABC Legislation.

14.16	Termination of the Trent XWB General Terms Agreement
The Parties agree that on the Effective Date:
(a)     DEG5326 will terminate;
[**]

15	Export/Import Shipment and Government Authorisation

15.1
Rolls-Royce shall be responsible for obtaining any required export licenses relating to any Product or Service. Where an export license is required, supply shall not take place unless and until any required export license is granted. [**].

15.2
Except as otherwise expressly provided in this Agreement, Hawaiian shall be responsible for obtaining any other required authorisation, including but not limited to any import licenses and exchange permits.

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15.3	Rolls-Royce and Hawaiian shall provide each other with reasonable assistance in obtaining and complying with any authorisations that may be required.

16	Conflict

In the event of any conflict between the terms set out in Clauses 1 to 15 above (the General Terms) and those set out in the Exhibits and the Schedules to the Exhibits, then the terms and conditions set out in the Exhibits and the Schedules shall prevail.

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Signature Page
_____________________________________________________________________________________________________

IN WITNESS WHEREOF, the Parties have caused this Agreement to be entered into by their duly authorised officers, on the date first before written.

Signed for and on behalf of: HAWAIIAN AIRLINES, INC.		Signed for and on behalf of: ROLLS-ROYCE PLC
By:	/s/Mark B. Dunkerley	By:	______________________________
Printed:	Mark B. Dunkerley	Printed:	______________________________
Title:	President and CEO	Title:	______________________________

Signed for and on behalf of: ROLLS-ROYCE TOTALCARE SERVICES LIMITED
By:	______________________________
Printed:	______________________________
Title:	______________________________

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Section 2 - Exhibits
_____________________________________________________________________________________________________

SECTION 2    EXHIBITS

A	AIRCRAFT DELIVERY SCHEDULE

B	Operating Assumptions

C	WARRANTIES

[**]

D	Customer SERVICES

E-1	FLEET Provisioning Support - SPARE ENGINE TERMS

Schedule 1	Delivery Schedule and Base Price

Schedule 2	Engine Base Price Escalation Formula

E-2	FLEET PROVISIONING SUPPORT - SPARE PARTS TERMS

f	[**]

G	TOTALCARE

Schedule 1	Covered Services
[**]

Schedule 4	Operating Report

Schedule 5	Line Replaceable Units (LRUs)

Schedule 6	Program Management and Support

H	TRENT 7000 MANUALS

[**]

Contract Reference - DEG 8572	27 of 63
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[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit A - Aircraft Delivery Schedule
_____________________________________________________________________________________________________

Exhibit A    Aircraft Delivery Schedule

[**]

Contract Reference - DEG 8572	28 of 63
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[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit B - Operating Assumptions
_____________________________________________________________________________________________________

Exhibit B    Operating Assumptions

[**]

Contract Reference - DEG 8572	29 of 63
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[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit C - Warranties
_____________________________________________________________________________________________________

Exhibit C	Warranties

[**]

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[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit D - Customer Services
_____________________________________________________________________________________________________

[**]

Contract Reference - DEG 8572	31 of 63
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[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit D - Customer Services
_____________________________________________________________________________________________________

EXHIBIT D    CUSTOMER SERVICES

1    SCOPE

This Exhibit D sets out support services available to Hawaiian subject to the General Terms.

[**]

Standardized procedures and policies shall be followed to ensure that services detailed in this Exhibit D are performed in accordance with industry-accepted standards. These procedures and policies include, but are not limited to, ATA Specifications and Airworthiness Authority rules and/or guidance. All Services supplied to Hawaiian under this Exhibit shall comply with the then current world customers’ supplier guide (“WASG”) and the current ATA Specifications.

2    ROLLS-ROYCE CUSTOMER SERVICES PACKAGE

2.1    Customer Services Manager

Rolls-Royce shall designate a Customer Services Manager who shall provide coordination and liaison between Hawaiian and Rolls-Royce in Derby in respect of the operation of the Engines by Hawaiian for so long as Hawaiian operates at least 1 (one) Aircraft. Such services extend to issues including:

2.1.1	managing emergency requirements;

2.1.2	managing plans to incorporate Products into Hawaiian’s operations;

2.1.3	agreeing on shop visit forecasts with Hawaiian and providing Hawaiian with information regarding specific service items related to Product performance;

2.1.4	providing technical and operational direction and field support recommendations to Hawaiian;

2.1.5	assisting Hawaiian with the interpretation of Manuals; and

2.1.6	assisting with the analysis and preparation of performance data to be used in establishing operating practices and policies for Hawaiian’s operation of the Products; and

2.1.7	making scheduled visits to Hawaiian for the purposes of liaison.

[**]

Should Hawaiian require additional or specialist visits to Hawaiian’s facilities, other than as provided for in this Exhibit D, to assist in the operation of Engines or training activities including, but not limited to, borescope inspections and other Line Maintenance activities, Rolls-Royce reserves the right to charge for such services [**].

Contract Reference - DEG 8572	32 of 63
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The information in this document is the property of Rolls-Royce plc and may not be copied, or communicated to a third party, or used, for any purpose other than for which it is supplied without the express written consent of Rolls-Royce plc
[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit D - Customer Services
_____________________________________________________________________________________________________

2.2    On Site Service Representative

2.2.1
Rolls-Royce shall make available the services of a Customer Service Representative at Hawaiian’s facilities at Honolulu, HI [**] or for an alternative period as mutually agreed to by the Parties. [**]:

2.2.1.1	Local technical support to assist in the resolution of technical problems;

2.2.1.2	Training in the operation and maintenance of Engines;

2.2.1.3	Advice regarding the borescoping and life management of installed Engines; and

2.2.1.4	Notification to Rolls-Royce of all aspects of in-service issues affecting Hawaiian’s operation of the Engine.

2.2.2	Hawaiian shall make available to Rolls-Royce’s representative, [**]:

[**]

2.3    Supply of Technical Publications Data

2.3.1
Commencing on signature of this Agreement, Rolls-Royce shall provide Engine Manuals and other technical publications as appropriate, [**] to enable the operation and maintenance of the Engines in accordance with Rolls-Royce’s operating instructions.

2.3.2
Engine Manuals shall be supplied in English in accordance with ATA Specifications and any translation or interpretation into another language that may be required by Hawaiian is the responsibility of Hawaiian.

2.3.3	[**].

2.3.4	[**].

Contract Reference - DEG 8572	33 of 63
©2014 Rolls-Royce plc
The information in this document is the property of Rolls-Royce plc and may not be copied, or communicated to a third party, or used, for any purpose other than for which it is supplied without the express written consent of Rolls-Royce plc
[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit D - Customer Services
_____________________________________________________________________________________________________

2.4    Customer Training

2.4.1	[**].

2.4.2
Rolls-Royce provides training courses in the operation and maintenance of Engines at the following locations: (a) the Rolls-Royce Training Center in Indianapolis, Indiana, USA; (b) Rolls-Royce’s training facilities in Derby, England UK; or (c) the Rolls-Royce/CASC training centre in Tianjin, China in accordance with a schedule published by Rolls-Royce.

2.4.3	Rolls-Royce’s training for the Engine comprises levels I through levels IV in accordance with the ATA Specifications and details as published by Rolls-Royce from time to time.

2.4.4    [**].

2.4.5	Should Hawaiian request training classes be provided at its own facilities, such training shall be subject to availability [**].

2.4.6	[**].

2.5	General Planning

Hawaiian and Rolls-Royce shall within a reasonable time following signature of this Agreement [**] to Hawaiian of the first Aircraft, agree on a schedule to establish processes and procedures in connection with, without limitation, the following items:

2.5.1	Initial Provisioning;

2.5.2	Training; and

2.5.3	Entry into service planning.

Contract Reference - DEG 8572	34 of 63
©2014 Rolls-Royce plc
The information in this document is the property of Rolls-Royce plc and may not be copied, or communicated to a third party, or used, for any purpose other than for which it is supplied without the express written consent of Rolls-Royce plc
[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit E1 - Schedule 1 - Spare Engine Purchase
_____________________________________________________________________________________________________

EXHIBIT E-1    FLEET PROVISiONING SUPPORT - SPARE ENGINE PURCHASE

1	INTENT

This Exhibit E-1 details the specific terms that are applicable to the purchase of spare Engines in addition to the General Terms.

[**]

2	TYPE APPROVAL/CHANGE

2.1	The Specification, which forms Exhibit I, has been drawn up to meet the official interpretations of the Airworthiness Authority requirements in place at the date of this Agreement.

2.2	All spare Engines shall, at the time of delivery, conform to the Specification and a type certificate issued by the FAA.

2.3	[**].

2.4	If, after the date of signature of this Agreement, a change is required to the spare Engines, either:

2.4.1	to conform to the official interpretations of FAA requirements [**]; or

2.4.2	to incorporate a modification or change that has been requested by Hawaiian and accepted by Rolls-Royce;

then Rolls-Royce shall issue a written change order, to be executed by the Parties, and which shall constitute an amendment to this Agreement. [**]. The Parties shall work together to minimize any increase in price due to such change.

3	Inspection and Acceptance

Conformance to the Specification shall be assured by Rolls-Royce through the maintenance of procedures (including Engine acceptance testing), systems and records approved by the FAA. An authorised release certificate shall be issued by Rolls-Royce.

4	Price and Payment

4.1
The base price and description of supply of spare Engines is set out in Schedule 1 to this Exhibit E-1. The purchase price of spare Engines shall be the base price escalated in accordance with the formula specified in Schedule 2 to this Exhibit E-1.

4.2	Hawaiian has made or shall make payments in United States Dollars as follows:-

Contract Reference - DEG 8572	35 of 63
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[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit E1 - Schedule 1 - Spare Engine Purchase
_____________________________________________________________________________________________________

[**]

4.3	The Deposit Payments Price for each spare Engine specified [**] of this Exhibit E-1 shall be calculated in accordance with the following formula:

[**]

4.4	[**].

Contract Reference - DEG 8572	36 of 63
©2014 Rolls-Royce plc
The information in this document is the property of Rolls-Royce plc and may not be copied, or communicated to a third party, or used, for any purpose other than for which it is supplied without the express written consent of Rolls-Royce plc
[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit E1 - Schedule 1 - Spare Engine Purchase
_____________________________________________________________________________________________________

EXHIBIT E-1 SCHEDULE 1
DELIVERY SCHEDULE AND BASE PRICE

[**]

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[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit E1 - Schedule 2 - Engine Base Price Escalation Formula
_____________________________________________________________________________________________________

EXHIBIT E-1 SCHEDULE 2
ENGINE BASE PRICE ESCALATION FORMULA

[**]

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©2014 Rolls-Royce plc
The information in this document is the property of Rolls-Royce plc and may not be copied, or communicated to a third party, or used, for any purpose other than for which it is supplied without the express written consent of Rolls-Royce plc
[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit E2 - Fleet Provisioning Support - Spare Parts Terms
_____________________________________________________________________________________________________

EXHIBIT E-2    FLEET PROVISIONING SUPPORT - SPARE PARTS TERMS

[**]

1	INTENT AND TERM

1.1	Except as otherwise agreed in this Agreement Hawaiian shall buy from Rolls-Royce all of its requirements for Parts ([**]

1.2	Except as otherwise agreed in this Agreement Hawaiian shall purchase any Tooling from Vendor. Lead times for Tooling shall be quoted by Vendor on an as-required basis.

1.3	Rolls-Royce and Hawaiian shall comply with the ATA Specifications with regard to supply of Parts except as otherwise agreed in this Agreement.

1.4	Hawaiian shall provide any information reasonably required to become established on the Rolls-Royce on-line spares management system.

1.5	[**].

2	PROVISIONING

2.1	Hawaiian shall purchase and maintain an adequate stock of Parts and Tooling to support its operation of the Engines. [**].

2.2	[**].

3	FORECASTING

3.1
Rolls-Royce shall assist Hawaiian in the production of forecasts, based upon the Hawaiian EMP, specifying projected requirements for Parts and Tooling to cover a minimum of the following 12 month period. Hawaiian shall give Rolls-Royce as much notice as possible of any change in such requirements.

3.2
Hawaiian and Rolls-Royce shall [**] agree on an Engine shop visit forecast covering scheduled Repair at an Overhaul Base and [**] unscheduled Repair at an Overhaul Base. Such forecast shall, as a minimum, detail monthly shop visits for a period of [**] and [**] shop visits for a further [**] period and such forecast shall be updated [**].

3.3	[**]

4	ORDERING PROCEDURE

Hawaiian shall place purchase orders for Parts in accordance with Clause 3 of the General Terms. Rolls-Royce shall promptly acknowledge receipt of each order for Parts in accordance with the ATA

Contract Reference - DEG 8572	39 of 63
©2014 Rolls-Royce plc
The information in this document is the property of Rolls-Royce plc and may not be copied, or communicated to a third party, or used, for any purpose other than for which it is supplied without the express written consent of Rolls-Royce plc
[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit E2 - Fleet Provisioning Support - Spare Parts Terms
_____________________________________________________________________________________________________

Specifications. Unless qualified, such acknowledgement shall constitute an acceptance of the order under the terms of this Agreement.

The Parties shall [**] establish electronic data interchange (“EDI”) links to enable electronic ordering and invoicing, in accordance with ATA Specifications. Such EDI Links shall also be used for formal communications between the Parties, in a format to be agreed.

5	ORDER CANCELLATION

[**]

6	LEAD TIMES

6.1
Parts shall be scheduled to be delivered in accordance with the lead time specified by Rolls-Royce in the published parts catalog except for Parts required for provisioning in accordance with Clause 2 above.

6.2
Where Hawaiian has an urgent requirement for a Part Rolls-Royce shall endeavor to deliver such Part within the time limits specified by Hawaiian and it shall be Rolls-Royce’s objective to advise Hawaiian of Rolls-Royce’s proposed action in response to such orders as follows:

[**]

7	MODIFICATIONS TO PARTS

7.1	Rolls-Royce shall be entitled to substitute modified Parts in place of Parts ordered by Hawaiian, [**] and shall notify Hawaiian of such substitution prior to delivery.

7.2
Modified Parts shall be supplied unless the modifications stated in the Service Bulletins are non-mandatory and Hawaiian states in writing to Rolls-Royce, [**] of the issue of the relevant Service Bulletin, that the modification is not required, in which case, Hawaiian shall be entitled to receive pre-modified Parts on terms to be agreed.

8	CONFORMANCE

All Parts and, where necessary, Tooling shall be assured by Rolls-Royce through the maintenance of procedures, systems and records approved by the Airworthiness Authority. An authorized release certificate shall be issued by Rolls-Royce.

9	SURPLUS INVENTORY

[**]

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[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Rolls-Royce
General Terms Agreement - Proprietary Data

[**]
_____________________________________________________________________________________________________

[**]

Contract Reference - DEG 8572	41 of 63
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[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit G - TotalCare Provision
_____________________________________________________________________________________________________

EXHIBIT G    TOTALCARE PROVISION

1    INTENT

Rolls-Royce TotalCare Services Limited agrees to provide certain services, for the Period of Cover. [**]

2    CHARGES

2.1
Hawaiian shall throughout the Period of Cover for each Engine Flight Hour, pay the following Charges to Rolls-Royce for the provision of Covered Services. The Charges shall be paid in accordance with Clause 3.

[**]

Charges are:

(a)	at [**] levels;

(b)	subject to adjustment on the 1st January of each calendar year in accordance with the formula set out in Schedule 2 to this Exhibit G; and

(c)	[**].

Rolls-Royce shall notify Hawaiian of the adjusted charge for each period.

[**]

2.2	[**].

2.3	[**].

2.4
For all Additional Services undertaken, Rolls-Royce, the Overhaul Base or the Repair Vendor shall invoice Hawaiian, and Hawaiian shall pay, for such Additional Services at Rolls-Royce’s, the Overhaul Base’s or the Repair Vendor’s [**] for Parts, labor, sub-contract Repair, handling fees and test fees (including fuel and oil fees) as follows:

[**]

2.5	[**].

2.6	[**].

2.7    [**].

3    PAYMENT

3.1    [**].

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[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit G - TotalCare Provision
_____________________________________________________________________________________________________

3.2	[**].

3.3	[**].

3.4
Unless otherwise stated, all payments by Hawaiian under this Agreement shall be made without any abatement, withholding, deduction other than setoff against credit notes, or counterclaim, by wire transfer to Rolls-Royce’s account as follows:

[**]

For the purpose of this Clause 3.4, payment shall only be deemed to have been made when cleared or good value funds are received in the applicable numbered Rolls-Royce bank account.

4    WARRANTY & GUARANTEE BENEFITS

4.1
In respect of all new Parts incorporated by Rolls-Royce or Services undertaken by Rolls-Royce in accordance with the provision of Covered Services during the Period of Cover, the Warranties granted by Rolls-Royce as set out in Exhibit C to this Agreement shall apply subject to all terms contained therein.

4.2
In relation to Qualified Equipment only, [**], Clause 7, Clause 8 and Clause 9 of Exhibit C, Hawaiian waives any entitlement to receive any benefit whatsoever whether [**] in respect of Covered Services during the Period of Cover to the extent the scope of action as a Covered Service would be at least as comprehensive as that under Warranty. However, all Warranties shall remain in full force and effect and entitlement to receive benefits shall be restored upon conclusion of the Period of Cover.

5    ENGINE MANAGEMENT PLAN

[**]

6    GENERAL REQUIREMENTS

6.1    Operation and Line Maintenance

Hawaiian shall:

6.1.1
operate and maintain Qualified Equipment in accordance with the requirements of the Airworthiness Authorities (for example, with respect to the management of Life Limited Parts, the adherence to Airworthiness Directives and the incorporation or performance of Alert Service Bulletins [**] and

6.1.2	operate and maintain Qualified Equipment in accordance with the Manuals, [**]; and

Contract Reference - DEG 8572	43 of 63
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[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit G - TotalCare Provision
_____________________________________________________________________________________________________

6.1.3	perform all scheduled and unscheduled Line Maintenance on Engines as may be required pursuant to the Manuals and the requirements of the EMP, [**]; and

6.1.4	allow Rolls-Royce to comply with its reasonable requirements and recommendations with respect to the introduction of modifications or Alert Service Bulletins and Recommended Service Bulletins; and

6.1.5
upon notification by Rolls-Royce or the EHM Service Provider of an adverse trend in engine condition monitoring, undertake such reasonable troubleshooting actions as are appropriate under the circumstances and promptly provide Rolls-Royce with the results of such investigations and any relevant diagnostic data. [**]; and

6.1.6
in accordance with normal airline operating procedures, provide a reasonably adequate level of training for line station personnel and shall ensure that such line station personnel receive initial and follow up training, as provided for under Clause 2.4 of Exhibit D, from time to time, on Engine maintenance troubleshooting techniques and such Aircraft maintenance troubleshooting techniques required to facilitate the correct isolation of faults (to the Engine or Aircraft).

6.2    Preparation and Transport of Qualified Equipment

[**]

6.2.1	[**].

6.2.2
acquire and maintain, during the Period of Cover, the Required Stock Level to support its operation and maintenance of the Qualified Equipment and comply with the relevant paragraphs of the Manuals in respect of the shipping, maintenance and storage of Products; and

6.2.3
perform the removal of Qualified Equipment from Aircraft, configure the Engines to a standard suitable for transportation, subsequently prepare redelivered Qualified Equipment for installation, and perform the installation of Qualified Equipment on Aircraft.

6.3    Records, Data and Reporting

Hawaiian shall:

6.3.1
maintain such airworthiness certificates, licenses, log books, flight manuals, records and other data pertaining to Engines, including Engine accessories and the operation and maintenance thereof, as required by law, and shall permit Rolls-Royce or its authorised representative to inspect such records and data upon prior arrangement, as reasonably required, upon reasonable notice to Hawaiian and at Rolls-Royce’s expense.

6.3.2
maintain full and up to date records of Engine operation, Flight Hours and cycles flown and shall permit Rolls-Royce or its authorized representative to inspect such records upon reasonable notice to Hawaiian and at Rolls-Royce’s expense.

Contract Reference - DEG 8572	44 of 63
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The information in this document is the property of Rolls-Royce plc and may not be copied, or communicated to a third party, or used, for any purpose other than for which it is supplied without the express written consent of Rolls-Royce plc
[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit G - TotalCare Provision
_____________________________________________________________________________________________________

6.3.3	[**].

6.3.4
comply with the security requirements and obligations, as may be amended from time to time, of Rolls-Royce and, where appropriate, its associated service providers, with respect to Hawaiian access to controlled web sites, web pages or other remotely accessed data systems provided by Rolls-Royce, or other service providers (including without limitation the EHM Service Provider) as part of the Covered Services.

6.3.5
enter into any appropriate licence agreements for Hawaiian’s use of such Rolls-Royce or Rolls-Royce plc’s proprietary software (or that of Rolls-Royce’s associated service providers, as appropriate) that is reasonably requested or, which is necessary to deliver the Covered Services, provided such licence is free of charge to Hawaiian.

6.3.6
without any limitation to any of its other rights under this Agreement be deemed to have accepted Repair undertaken on Qualified Equipment upon issue of a properly authorised EASA or FAA release note or other approval certificate by Rolls-Royce or Overhaul Base (as applicable).

6.3.7	at the start of the Period of Cover on written request and at no charge provide the unit serial numbers, including spare units, relating to LRUs.

6.3.8	[**].

6.4    [**].

6.5    [**].

7    TITLE AND RISK OF LOSS

7.1
[**] title to and risk of loss of or damage to any Parts replaced under this Exhibit G, whether scrap or Repairable, shall pass to Rolls-Royce or such third party as Rolls-Royce may designate upon removal from Qualified Equipment for repair or replacement, and the provision to Hawaiian or such lessor of title to a replacement Part free of all liens. If requested by Rolls-Royce, Hawaiian shall scrap removed Parts locally at Rolls-Royce’s cost if applicable.

7.2
Any replacement Parts incorporated in the course of Repair or replacement LRU/LRPs incorporated during Line Maintenance pursuant to this Exhibit G shall be deemed to have been sold to Hawaiian and title to and risk of loss of and damage to such replacement Parts shall pass to Hawaiian upon redelivery of Qualified Equipment to Hawaiian pursuant to the terms of this Exhibit G.

7.3	If any Qualified Equipment delivered to Rolls-Royce is lost, destroyed or damaged during the time between such delivery and return to Hawaiian then Rolls-Royce shall, at its election, either:

7.3.1    Repair such damage free of charge; or

[**]

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The information in this document is the property of Rolls-Royce plc and may not be copied, or communicated to a third party, or used, for any purpose other than for which it is supplied without the express written consent of Rolls-Royce plc
[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit G - TotalCare Provision
_____________________________________________________________________________________________________

7.4
Hawaiian and Rolls-Royce each warrant to the other that each shall accomplish the transfer to the other of the full legal title to any equipment exchanged above, free and clear of all charges, liens and encumbrances. Hawaiian warrants that it shall obtain the authorization of the owner or financier of such equipment (if Hawaiian is not the owner), to effect such exchanges of title and Rolls-Royce shall cooperate with the reasonable requirements of such owner or financier. [**]. Hawaiian and Rolls-Royce shall each take all necessary steps to secure the release with respect to any charges, liens and encumbrances with respect to any such equipment exchanged. [**]

8    SERVICE CONTINUITY PLAN

8.1	[**].

8.2	[**].

9    DISPUTE RESOLUTION

9.1
Without prejudice to any other rights or remedies available to the non-defaulting Party, if a material default occurs then the non-defaulting Party may by giving written notice to the other Party invoke the following process:

9.1.1	the Parties shall meet within [**] of the notice of default to discuss the failure to remedy the default, if such default has not already been remedied; and

9.1.2	if such default has not already been remedied, the Parties shall agree on a recovery plan (the “Recovery Plan”) and meet at regular intervals to review this agreed Recovery Plan. [**].

9.1.3	[**].

9.1.4	[**].

9.2.	[**].

9.3	[**].

9.4
If Rolls-Royce is hindered or prevented from delivering Services within the agreed delivery schedule (as such time may be extended pursuant to the other provisions of this Agreement) due to Excusable Delay then the provisions of Clauses 9.5.and 9.6 below shall apply.

9.5	Upon the occurrence of an Excusable Delay:

9.5.1	Rolls-Royce shall notify Hawaiian of such Excusable Delay [**];

9.5.2	Rolls-Royce shall [**] reduce the effect of any delay;

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[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit G - TotalCare Provision
_____________________________________________________________________________________________________

9.5.3	[**]

9.5.4	with respect to an Excusable Delay affecting any Services, Rolls-Royce shall notify Hawaiian of the revised delivery schedule of the applicable Services; and

9.5.5	[**] after the removal of the cause of such Excusable Delay Rolls-Royce shall resume performance of its obligations under this Agreement.

9.6	[**].

9.7	[**].

9.8
[**] Rolls-Royce shall be entitled to reschedule delivery of the affected Services. Rolls-Royce shall confirm to Hawaiian the new delivery schedule after [**] period referred to in Clause 9.7, and the date of delivery pursuant to such revised delivery schedule shall be as agreed by the parties.

9.9
If Rolls-Royce obtains knowledge of any cause or event which may reasonably be expected to delay delivery of any Service beyond the agreed delivery or performance schedule for any reason which is not an Excusable Delay, then:

9.9.1	Rolls-Royce shall notify Hawaiian of such cause or event [**]; and

9.9.2	Rolls-Royce shall [**] reduce the effect of any delay.

9.10	[**].

9.11	[**].

9.12
[**] then Rolls-Royce shall be entitled to reschedule delivery of the affected Service. Rolls-Royce shall confirm to Hawaiian the new delivery schedule after [**] period referred to in Clause 9.7 and the date of delivery pursuant to such revised delivery schedule shall be as agreed by the parties.

9.13
The rights and remedies set forth above in this Clause 9 shall not be deemed to be mutually exclusive and shall be without prejudice to any other rights and remedies the parties have under the law or under this Agreement.

10	INSURANCE

10.1
Hawaiian shall maintain such insurances on the Aircraft including Engines as is standard commercial practice for the aviation industry (except when on the premises of the Overhaul Base, in which case, Rolls-Royce shall be responsible for insuring the Engines).

10.2	[**].

11	[**]

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[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit G - TotalCare Provision
_____________________________________________________________________________________________________

12    [**]

Contract Reference - DEG 8572	48 of 63
©2014 Rolls-Royce plc
The information in this document is the property of Rolls-Royce plc and may not be copied, or communicated to a third party, or used, for any purpose other than for which it is supplied without the express written consent of Rolls-Royce plc
[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit G - Schedule 1 - Covered Services _____________________________________________________________________________________________________

EXHIBIT G SCHEDULE 1
COVERED SERVICES

[**]

1    Engine Repair;

[**]

3    Access to Lease Engines;

4    Engine Health Monitoring Services/Engine Management Services;

[**] and

7    Program Management and Support;

[**]

Contract Reference - DEG 8572	49 of 63
©2014 Rolls-Royce plc
The information in this document is the property of Rolls-Royce plc and may not be copied, or communicated to a third party, or used, for any purpose other than for which it is supplied without the express written consent of Rolls-Royce plc
[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit G - Schedule 1(1) - Engine Repair
_____________________________________________________________________________________________________

1    ENGINE REPAIR

1.1
In consideration of the payment of Charges by Hawaiian, Rolls-Royce shall perform, or arrange for the performance of Repair or replacement of a Part as appropriate, required for all Qualified Equipment experiencing Qualified Events during the Period of Cover during Line Maintenance or a shop visit. Additionally, Rolls-Royce shall undertake any other work, and Hawaiian shall pay for such work as Additional Services in accordance with Clause 2.4 of Exhibit G. All such work shall be undertaken in accordance with the Hawaiian EMP.

1.2	Hawaiian shall place a purchase order onto Rolls-Royce, subject to the terms of this Agreement, requesting Repair, specifying the Engine and specifying any requested Additional Services. [**].

1.3	Hawaiian shall provide all necessary Engine Documentation to support the Repair of the Engine [**].

1.4	[**].

1.5	[**].

1.6	[**].

Contract Reference - DEG 8572	50 of 63
©2014 Rolls-Royce plc
The information in this document is the property of Rolls-Royce plc and may not be copied, or communicated to a third party, or used, for any purpose other than for which it is supplied without the express written consent of Rolls-Royce plc
[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit G - Schedule 1(2) - LRU/LRP Services
_____________________________________________________________________________________________________

2    [**]

Contract Reference - DEG 8572	51 of 63
©2014 Rolls-Royce plc
The information in this document is the property of Rolls-Royce plc and may not be copied, or communicated to a third party, or used, for any purpose other than for which it is supplied without the express written consent of Rolls-Royce plc
[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit G - Schedule 1(3) Access to Lease Engines
_____________________________________________________________________________________________________

3    ACCESS TO LEASE ENGINES

In addition to any other rights and benefits available to Hawaiian under this Agreement, provided Hawaiian maintains the Minimum Spare Engine Level as detailed in Exhibit E-1 hereto and continues to pay the Charges as set out in Clause 2 of this Exhibit, then Rolls-Royce shall provide access to Lease Engines, [**]:

3.1
Rolls-Royce and Hawaiian will work together during the Period of Cover to avoid, wherever practical, Hawaiian’s quantity of spare Engines [**], by reviewing schedules, planning Engine maintenance and engine condition monitoring.

3.2
If Hawaiian advises Rolls-Royce in writing that the quantity of serviceable spare Engines available to Hawaiian has [**] during the Period of Cover, then Rolls-Royce shall follow the following process:

3.2.1	Within [**];

3.2.2	Within such time, the Engine shall be prepared and ready for shipment [**];

3.2.3	[**].

3.3    [**]

3.4	[**].

3.5	[**].

3.6	[**].

[**].

Contract Reference - DEG 8572	52 of 63
©2014 Rolls-Royce plc
The information in this document is the property of Rolls-Royce plc and may not be copied, or communicated to a third party, or used, for any purpose other than for which it is supplied without the express written consent of Rolls-Royce plc
[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Rolls-Royce

General Terms Agreement - Proprietary Data

Exhibit G - Schedule 1(4) Engine Health Monitoring
_____________________________________________________________________________________________________

4    ENGINE HEALTH MONITORING SERVICES/ENGINE MANAGEMENT SERVICES

[**] Rolls-Royce and the EHM Service Provider shall provide Hawaiian with Engine health monitoring services as described in this Schedule 1(4).

4.1    Rolls-Royce shall:

[**]

4.2	[**]

4.3	[**].

4.4	[**].

4.5	[**].

4.6	[**].

4.7	[**].

4.8	[**].

4.9	[**].

[**].

4.10	[**].

Contract Reference - DEG 8572	53 of 63
©2014 Rolls-Royce plc
The information in this document is the property of Rolls-Royce plc and may not be copied, or communicated to a third party, or used, for any purpose other than for which it is supplied without the express written consent of Rolls-Royce plc
[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit G - Schedule 1(5) - Engine Transportation
_____________________________________________________________________________________________________

5    [**]

Contract Reference - DEG 8572	54 of 63
©2014 Rolls-Royce plc
The information in this document is the property of Rolls-Royce plc and may not be copied, or communicated to a third party, or used, for any purpose other than for which it is supplied without the express written consent of Rolls-Royce plc
[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit G - Schedule 1(6) - Program Management & Support
_____________________________________________________________________________________________________

6    PROGRAM MANAGEMENT & SUPPORT

6.1
Rolls-Royce shall assign a management team (“TotalCare Management Team”) to provide comprehensive support for this Agreement. The TotalCare Management Team, and any additional resource and support representatives (collectively “Representatives”), will remain employees of Rolls-Royce or an affiliated company. The Representatives will assist the TotalCare Management Team to provide and manage the provision of the agreed Covered Services.

6.2
The TotalCare Management Team shall work with Hawaiian to manage the fleet in an optimum manner taking into account the operational requirements of Hawaiian and the needs of Rolls-Royce to manage the fleet in the most effective way.

[**]

6.3
The TotalCare Management Team and appropriate Representatives shall (i) assist Hawaiian in the interpretation of trend data, EHM Alerts, Advisories and Exceedences provided by the EHM Service Provider, (ii) advise and assist Hawaiian with removals planning, (iii) advise Hawaiian on the appropriate Line Maintenance, performance retention and general trouble shooting activities, (iv) define engine shop visit workscopes (in accordance with the agreed EMP) and agree with Hawaiian on the extent, if any, of non-qualifying work and (v) provide Overhaul Base management.

6.4
Hawaiian shall retain responsibility for the continuing airworthiness of the Engines which shall include, but is not limited to, control of Life Limited Parts in Hawaiian’s operation and the demonstration of the compliance with all Airworthiness Directives and Alert Service Bulletins.

6.5
The TotalCare Management Team will facilitate access by Hawaiian to the Overhaul Base for the purposes of performing quality surveillance and audits required for the purposes of Hawaiian obtaining and maintaining its Airworthiness Authority approval. [**].

6.6	The TotalCare Management Team shall be the Rolls-Royce representative for the purposes of the agreement of the EMP and any changes thereto. [**].

6.7
If Hawaiian requires work to be undertaken which is outside the workscope, as defined by the EMP, then Hawaiian may request for the work to be undertaken and such work shall be considered Additional Services.

6.8	Hawaiian shall agree with Rolls-Royce on a TotalCare readiness plan and all agreed actions shall be completed prior to EIS of the first Aircraft. [**].

6.9
Rolls-Royce will develop with Hawaiian a working level manual (“TotalCare Administration Manual”), which will be completed by the first anniversary of the first Aircraft delivery. The intent of the TotalCare Administration Manual is to ensure that both Parties have a mutual and clear understanding of the practical requirements and obligations and agreed procedures for the performance of those requirements and obligations. [**].

6.10	[**].

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The information in this document is the property of Rolls-Royce plc and may not be copied, or communicated to a third party, or used, for any purpose other than for which it is supplied without the express written consent of Rolls-Royce plc
[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit G - Schedule 1(6) - Program Management & Support
_____________________________________________________________________________________________________

6.11	[**].

6.12	Hawaiian shall grant to the TotalCare Management Team and TotalCare Representatives, whilst assigned to Hawaiian’s sites, the following facilities:

6.12.1    reasonable provision of office accommodation; and

6.12.2    reasonable site access for the performance of the Covered Services

6.12.3	access to emergency medical attention to the extent normally provided to Hawaiian’s own employees.

6.13
It shall be Rolls-Royce responsibility to ensure that such team members and representatives are able to obtain proper credentials to enter Hawaiian’s facilities inside the secure area (Airport AOA). [**].

Contract Reference - DEG 8572	56 of 63
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[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit G - [**]
_____________________________________________________________________________________________________

EXHIBIT G [**]

Contract Reference - DEG 8572	57 of 63
©2014 Rolls-Royce plc
The information in this document is the property of Rolls-Royce plc and may not be copied, or communicated to a third party, or used, for any purpose other than for which it is supplied without the express written consent of Rolls-Royce plc
[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit G - [**]
_____________________________________________________________________________________________________

EXHIBIT G [**]

Contract Reference - DEG 8572	58 of 63
©2014 Rolls-Royce plc
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[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit G - Schedule 4 - Operating Report
_________________________________________________________________________________________________________

EXHIBIT G SCHEDULE 4
OPERATING REPORT

Customer :
End Report Date :

					Aircraft		Aircraft		Engine		Engine
Eng. Ser. No.	Eng Model	A/C Reg.	A/C S/N	A/C Pos.	Hr / Mo.	Cyc / Mo.	TSN	CSN	Hr / Mo.	Cyc / Mo.	TSN	CSN	% ED

signature

name & title

date signed

Contract Reference - DEG 8572	59 of 63
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[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit G - Schedule 5 - LRUs
_____________________________________________________________________________________________________

EXHIBIT G SCHEDULE 5
LINE REPLACEABLE UNITS (LRUs)

[**]

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[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Rolls-Royce
General Terms Agreement - Proprietary Data

Exhibit H - Manuals
_____________________________________________________________________________________________________

EXHIBIT H    List of Trent 7000 Manuals

[**]

Contract Reference - DEG 8572	61 of 63
©2014 Rolls-Royce plc
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[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Rolls-Royce
General Terms Agreement - Proprietary Data

[**]
_____________________________________________________________________________________________________

[**]

Contract Reference - DEG 8572	62 of 63
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The information in this document is the property of Rolls-Royce plc and may not be copied, or communicated to a third party, or used, for any purpose other than for which it is supplied without the express written consent of Rolls-Royce plc
[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Rolls-Royce
General Terms Agreement - Proprietary Data

[**]
_____________________________________________________________________________________________________

[**]

Contract Reference - DEG 8572	63 of 63
©2014 Rolls-Royce plc
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[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Rolls-Royce plc PO Box 31,Derby DE24 8BJ,England Telephone: +44 (0) 1332 242424 Fax: +44 (0) 01332 249936 www.rolls-royce.com

Hawaiian Airlines, Inc.
3375 Koapaka Street,
Suite G350,
Honolulu, Hawaii 96819,
USA

Date: ………………….December 17, 2014

Dear Sirs,

SIDE LETTER AGREEMENT NUMBER ONE TO GENERAL TERMS AGREEMENT REFERENCE DEG 8572 (THE “AGREEMENT”)

[**]

NOW THEREFORE IT IS AGREED AS FOLLOWS:

[**]

Private and Confidental
Rolls-Royce plc Registered office:65 Buckingham Gate, London SW1E 6AT.
Company number: 1003142. Registered in England

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Confidential

IN WITNESS WHEREOF, the Parties have caused this Agreement to be entered into by their duly authorised officers, on the date first before written.

Signed for and on behalf of: HAWAIIAN AIRLINES, INC.		Signed for and on behalf of: ROLLS-ROYCE PLC
By:	/s/Mark B. Dunkerley	By:	______________________________
Printed:	Mark B. Dunkerley	Printed:	______________________________
Title:	President and CEO	Title:	______________________________

Signed for and on behalf of: ROLLS-ROYCE TOTALCARE SERVICES LIMITED
By:	______________________________
Printed:	______________________________
Title:	______________________________

Private and Confidental
Rolls-Royce plc Registered office:65 Buckingham Gate, London SW1E 6AT.
Company number: 1003142. Registered in England

[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

[**]

Private and Confidental
Rolls-Royce plc Registered office:65 Buckingham Gate, London SW1E 6AT.
Company number: 1003142. Registered in England

[**] - Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential